                                                                      EXHIBIT 32

                                  CERTIFICATION
                             18 U.S.C. SECTION1350,
                             AS ADOPTED PURSUANT TO
                  SECTION906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Annual Report of EDO Corporation (the "Company") on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Rule 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ JAMES M. SMITH
                                        ----------------------------------------
                                        James M. Smith
                                        Chairman, President and Chief Executive
                                        Officer
                                        March 7, 2007


                                        /s/ FREDERIC B. BASSETT
                                        ----------------------------------------
                                        Frederic B. Bassett
                                        Senior Vice President - Finance,
                                        Treasurer and Chief Financial Officer
                                        March 7, 2007